                                                                    Exhibit 10.2

                                                                         4/09/01

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("First Amendment") is made as of the 9 day of April, 2001 by and among Holley Performance Products, Inc. ("Holley"), a Delaware corporation with its chief executive office and principal place of business at 1801 Russellville Road, P.O. Box 10360, Bowling Green, Kentucky 42101; Holley Performance Systems, Inc. ("Holley Systems"), a Delaware corporation with its chief executive office and principal place of business at 1801 Russellville Road, Bowling Green, Kentucky 42101; Weiand Automotive Industries, Inc. ("Weiand"), a California corporation with its chief executive office and principal places of business at 2316 San Fernando Road, Los Angeles, California 90065; Lunati Cams, Inc. ("Lunati"), a Tennessee corporation with its chief executive office and principal place of business at 4770 Lamar Avenue, Memphis, Tennessee 38118; Lunati & Taylor Pistons, Incorporated ("Lunati & Taylor"), a Mississippi corporation with its chief executive office and principal place of business at 8785 Old Craft Road, Olive Branch, Mississippi 38654; LMT Motor Sports Corporation ("LMT"), a Mississippi corporation with its chief executive office and principal place of business at 104 Ripley Street, Ashland, Mississippi 38603; Nitrous Oxide Systems, Inc. ("NOS"), a California corporation with its chief executive office and principal place of business at 2970 Airway Avenue, Costa Mesa, California 92626; Earl's Supply, Inc. ("Earl's"), a California corporation with its chief executive office and principal place of business at 189 West Victoria Street, Long Beach, California 90801; Biggs Manufacturing, Inc. ("Biggs"), an Arizona corporation with its chief executive office and principal place of business at 2605 West First Street, Tempe, Arizona 85281 and Hooker Industries, Inc. ("Hooker"), a California corporation with its chief executive office and principal place of business at 1024 West Brooks Street, Ontario, California 91761; the lenders who are signatories hereto ("Lenders"); and FLEET CAPITAL CORPORATION ("FCC"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 1400, Chicago, Illinois 60606, as agent for Lenders hereunder (FCC, in such capacity, being "Agent"). Holley, Holley Systems, Weiand, Lunati, Lunati & Taylor, LMT, NOS, Earl's, Biggs and Hooker are hereinafter sometimes referred to individually as a "Borrower" and collectively as "Borrowers."

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrowers, Agent and Lenders entered into a certain Loan and Security Agreement dated as of December 29, 2000 (said Loan and Security Agreement is hereinafter referred to as the "Loan and Security Agreement"); and

         WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan and Security Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;

         NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan and Security Agreement.

2. Amended Definition. The definition of "Obligations" contained in the Loan and Security Agreement is hereby deleted and the following is inserted in its stead.

                  "Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrowers or any one of them to Bank, Agent or any Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under the Agreement, or any of the other Loan Documents, or under any interest rate protection agreement, swaps or caps, foreign exchange or currency hedge or similar agreement or any cash management agreement (including, without limitation, any automated clearing house, other overdraft liability and liabilities relating from credit card obligations or guarantees of credit obligations) whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired."

3. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan and Security Agreement shall remain in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

       (SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT)


         IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year specified at the beginning hereof.

                            FLEET CAPITAL CORPORATION,
                            ("Agent" and a "Lender")


                            By: /s/  Edward M. Bartkowsky
                               -----------------------------------------
                            Name:  Edward M. Bartkowsky
                                 ---------------------------------------
                            Title:  SVP
                                  --------------------------------------


                            HOLLEY PERFORMANCE PRODUCTS, INC. (a "Borrower")


                            By: /s/  A.B. Reynolds
                               -----------------------------------------
                            Name:   A.B. Reynolds
                                 ---------------------------------------
                            Title:  VP - CFO & Sec
                                  --------------------------------------

                            HOLLEY PERFORMANCE SYSTEMS, INC. (a "Borrower")


                              By: /s/ A.B. Reynolds
                                 ---------------------------------------
                              Name:   A.B. Reynolds
                                   -------------------------------------
                              Title:  VP - CFO & Sec
                                    ------------------------------------

                            WEIAND AUTOMOTIVE INDUSTRIES, INC. (a "Borrower")


                              By: /s/ A.B. Reynolds
                                 ---------------------------------------
                              Name:   A.B. Reynolds
                                   -------------------------------------
                              Title:  VP - CFO & Sec
                                    ------------------------------------

                            LUNATI CAMS, INC., (a "Borrower")


                              By: /s/ A.B. Reynolds
                                 ---------------------------------------
                              Name:   A.B. Reynolds
                                   -------------------------------------
                              Title:  VP - CFO & Sec
                                    ------------------------------------

                            LUNATI & TAYLOR PISTONS, INCORPORATED (a "Borrower")


                              By: /s/  A.B. Reynolds
                                 ---------------------------------------
                              Name:    A.B. Reynolds
                                   -------------------------------------
                              Title:   VP - CFO & SFC
                                    ------------------------------------

                            LMT MOTOR SPORTS CORPORATION (a "Borrower")


                              By: /s/  A.B. Reynolds
                                 ---------------------------------------
                              Name:    A.B. Reynolds
                                   -------------------------------------
                              Title:   VP - CFO & SFC
                                    ------------------------------------

                            NITROUS OXIDE SYSTEMS, INC. (a Borrower")


                              By: /s/  A.B. Reynolds
                                 ---------------------------------------
                              Name:    A.B. Reynolds
                                   -------------------------------------
                              Title:   VP - CFO & SFC
                                    ------------------------------------

                            EARL'S SUPPLY COMPANY (a "Borrower")


                              By: /s/  A.B. Reynolds
                                 ---------------------------------------
                              Name:    A.B. Reynolds
                                   -------------------------------------
                              Title:   VP - CFO & SFC
                                    ------------------------------------

                            BIGGS MANUFACTURING, INC. (a "Borrower")


                              By: /s/  A.B. Reynolds
                                 ---------------------------------------
                              Name:    A.B. Reynolds
                                   -------------------------------------
                              Title:   VP - CFO & SFC
                                    ------------------------------------

                            HOOKER INDUSTRIES, INC. (a "Borrower")


                              By: /s/  A.B. Reynolds
                                 ---------------------------------------
                              Name:    A.B. Reynolds
                                   -------------------------------------
                              Title:   VP - CFO & SFC
                                    ------------------------------------